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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 31, 1996
                                                          -------------


                            SLM FUNDING CORPORATION
                            -----------------------
               formerly known as SALLIE MAE FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)
           (Originator of the Sallie Mae Student Loan Trust 1995-1,
                   the Sallie Mae Student Loan Trust 1996-1,
                    the SLM Student Loan Trust 1996-2, and
                      the SLM Student Loan Trust 1996-3)


Delaware                  33-95474/333-2502         23-2815650
- --------                  -----------------         ----------
(State or other           (Commission File          (I.R.S. employer
Jurisdiction of           Numbers)                  Identification No.)
Incorporation)

                             777 Twin Creek Drive
                             Killeen, Texas 76543
                             --------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (817) 554-4500




















                                  Page 1 of 7
                        Exhibit Index appears on Page 6
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Item 5         Other Events

               On June 26, 1996, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to the Student Loan-Backed Notes, dated June 26, 1996, by and among SLM Funding Corporation ("SLM Funding"), the Student Loan Marketing Association ("Sallie Mae") and Goldman, Sachs & Co. (the "Underwriter"), on behalf of each of the underwriters named in Schedule 1 thereto; (b) the Pricing Agreement relating to the Student Loan-Backed Certificates, dated June 26, 1996, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto; (c) the Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 26, 1996, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto; and (d) the Underwriting Agreement relating to the Student Loan-Backed Certificates, dated June 26, 1996, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

               On July 1 or July 9, 1996, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of July 9, 1996, by and among SLM Funding, The Chase Manhattan Bank (USA), not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae; (b) the Trust Agreement, dated as of July 1, 1996, by and between Sallie Mae Funding and The Chase Manhattan Bank (USA), not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"); (c) the Indenture, dated as of July 1, 1996 (the "Indenture"), by and among the Sallie Mae Student Loan Trust 1996-3 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as trustee under the Indenture (the "Indenture Trustee"); (d) the Sale Agreement, dated as of July 9, 1996, by and among SLM Funding, the Interim Eligible Lender Trustee, and the Eligible Lender Trustee and the Trust; (e) the Administration Agreement, dated as of July 9, 1996, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; and (f) the Servicing Agreement, dated as of July 9, 1996 by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

          On July 25, 1996, the Sallie Mae Student Loan Trust 1995-1 made its third, the Sallie Mae Student Loan Trust 1996-1 made its second, and the SLM Student Loan Trust 1996-2 made its first, regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

          The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities July 25, 1996.
















                                  Page 2 of 7
                        Exhibit Index appears on Page 6
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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

          (c)  Exhibits

               1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated June 26, 1996, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

               1.2 Pricing Agreement relating to the Student Loan-Backed Certificates, dated June 26, 1996, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

               1.3 Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 26, 1996, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

               1.4 Underwriting Agreement relating to the Student Loan-Backed Certificates, dated June 26, 1996, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

               4.1 Trust Agreement, dated as of July 1, 1996, by and between SLM Funding and the Eligible Lender Trustee.

               4.2 Indenture, dated as of July 1, 1996, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

               19.1 Quarterly Servicing Reports

               99.1 Purchase Agreement, dated as of July 9, 1996, by and among
                    SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

               99.2 Sale Agreement, dated as of July 9, 1996, by and among SLM
                    Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

               99.3 Administration Agreement, dated as of July 9, 1996, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee.





















                                  Page 3 of 7
                        Exhibit Index appears on Page 6
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               99.4 Servicing Agreement, dated as of July 9, 1996, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.




























































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                        Exhibit Index appears on Page 6
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 1996

                              SALLIE MAE FUNDING
                                   CORPORATION

                              By: /s/ Robert R. Levine
                                  --------------------------------
                              Name:   Robert R. Levine
                              Title:  Chief Financial Officer
                                        and Director















































                                  Page 5 of 7
                        Exhibit Index appears on Page 6
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                               INDEX TO EXHIBIT

                                                                Sequentially
Exhibit                                                           Numbered
Number                         Exhibit                              Page
- ------                         -------                              ----
1.1                   Pricing Agreement
                      relating to Student-Loan
                      Backed Notes, dated June
                      26, 1996, by and among
                      SLM Funding, Sallie Mae
                      and the Underwriter, on
                      behalf of each of the
                      underwriters named on
                      Schedule 1 thereto.

1.2                   Pricing Agreement
                      relating to Student-Loan
                      Backed Certificates,
                      dated June 26, 1996, by
                      and among SLM Funding,
                      Sallie Mae and the
                      Underwriter, on behalf of
                      each of the underwriters
                      named on Schedule 1
                      thereto.

1.3                   Underwriting Agreement
                      relating to Student-Loan
                      Backed Notes, dated June
                      26, 1996, by and among
                      SLM Funding, Sallie Mae
                      and the Underwriter, on
                      behalf of each of the
                      underwriters named on
                      Schedule 1 thereto.

1.4                   Underwriting Agreement
                      relating to Student-Loan
                      Backed Certificates,
                      dated June 26, 1996, by
                      and among SLM Funding,
                      Sallie Mae and the
                      Underwriter, on behalf of
                      each of the underwriters
                      named on Schedule 1
                      thereto.

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4.1                   Trust Agreement, dated as
                      of July 1, 1996, by and
                      between SLM Funding and
                      the Eligible Lender
                      Trustee.

4.2                   Indenture, dated as of
                      July 1, 1996, by and
                      among the Trust, the
                      Eligible Lender Trustee
                      and the Indenture
                      Trustee.

19.1                  Quarterly Servicing
                      Reports.

99.1                  Purchase Agreement, dated
                      as of July 9, 1996, by
                      and among SLM Funding,
                      the Interim Eligible
                      Lender Trustee and Sallie
                      Mae.

99.2                  Sale Agreement, dated as
                      of July 9, 1996, by and
                      among SLM Funding, the
                      Interim Eligible Lender
                      Trustee, the Eligible
                      Lender Trustee and the
                      Trust.

99.3                  Administration Agreement,
                      dated as of July 9, 1996,
                      by and among the Trust,
                      Sallie Mae, the Eligible
                      Lender Trustee, the
                      Servicer, SLM Funding and
                      the Indenture Trustee.

99.4                  Servicing Agreement,
                      dated as of July 9, 1996,
                      by and among the
                      Servicer, Sallie Mae, the
                      Trust, the Eligible
                      Lender Trustee and the
                      Indenture Trustee.





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